UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2007

Tekoil & Gas Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-52100	34-2035350
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

25050 I-45 North, Suite 528, The Woodlands, Texas 77380
(Address of principal executive offices, including Zip Code)

(281) 304-6950
(Registrant's Telephone Number, including Area Code)

_______________________________________________________________
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Company’s wholly-owned subsidiary, Tekoil and Gas Gulf Coast, LLC, and Masters Resources, LLC, and Masters Oil and Gas, LLC (together the “Sellers”), agreed to a Fourth Amendment to Purchase and Sale Agreement (the “Fourth Amendment”), dated effective March 22, 2007, which further amends the Purchase and Sale Agreement between the Company and the Sellers dated November 13, 2006 (the “Purchase and Sale Agreement”), pursuant to which the Company had previously agreed to purchase four properties in Galveston Bay, Texas.

This transaction was first described in the Company’s Form 8-K dated November 13, 2006, and filed on November 17, 2006, and a copy of the Purchase and Sale Agreement was attached as Exhibit 10.18 to the Company’s Form 8-K dated December 11, 2006, and filed on December 14, 2006. On December 29, 2006, the Company and the Sellers agreed to a First Amendment to Purchase and Sale Agreement (the “First Amendment”), which was described in the Company’s Form 8-K dated December 29, 2006, and filed on January 8, 2007, and a copy of the First Amendment was attached as Exhibit 10.20 thereto. On February 8, 2007, the Company and the Sellers agreed to a Second Amendment to Purchase and Sale Agreement (the “Second Amendment”), which was described in the Company’s Form 8-K dated February 8, 2007, and filed on February 15, 2007, and a copy of the Second Amendment was attached as Exhibit 10.24 thereto. On March 1, 2007, the Company and the Sellers agreed to a Third Amendment to Purchase and Sale Agreement which extended the date for closing to on or before March 16, 2007 (the “Third Amendment”).

The Fourth Amendment extends the date for a closing to on or before April 12, 2007 and extends commensurately certain other dates in the Purchase and Sale Agreement. A copy of the Third Amendment and the Fourth Amendment are attached hereto as Exhibits 10.1 and 10.2 respectively, and are incorporated by reference herein.

Also, on March 7, 2007, the Company issued a press release announcing the Third Amendment and on March 22, 2007 the Company issued a press release announcing the Fourth Amendment. Copies of these press releases are attached hereto as Exhibits 99.1 and 99.2 respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1 —	Third Amendment to Purchase and Sale Agreement, dated effective March 1, 2007, between Tekoil and Gas Gulf Coast, LLC, and Masters Resources, LLC, and Masters Oil & Gas, LLC (filed herewith)

Exhibit 10.2 —	Fourth Amendment to Purchase and Sale Agreement, dated effective March 22, 2007, between Tekoil and Gas Gulf Coast, LLC, and Masters Resources, LLC, and Masters Oil & Gas, LLC (filed herewith)

Exhibit 99.1 —	Press Release of Tekoil & Gas Corporation, dated March 7, 2007. (filed herewith)

Exhibit 99.2 —	Press Release of Tekoil & Gas Corporation, dated March 22, 2007. (filed herewith)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEKOIL & GAS CORPORATION

Date: March 22, 2007	By:	/s/ Gerald Goodman
Gerald Goodman
Chief Financial Officer

3